SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                        FORM 8-K


                      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 19, 1997


                                  FARREL CORPORATION
              (Exact name of registrant as specified in its charter)

      DELAWARE                        0-19703            22-2689245
(State or other jurisdiction of    (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)


       25 MAIN STREET, ANSONIA, CONNECTICUT,         06401
   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code     (203) 736-5500


                                NONE
       (Former name or address, if changed since last report.)

 Item  2 - Acquisition of Assets

           Farrel Corporation (the "Company") announces the completion of the acquisition of selected assets of Francis Shaw & Co. Limited, Francis Shaw Rubber Machinery Limited and PRC Fabrications Limited by Farrel Bridge Limited from EIS Group PLC (the "Seller") on December 19, 1997. Farrel Bridge Ltd., a subsidiary of Farrel Ltd., changed its name to Farrel Shaw Ltd. on December 19, 1997. The acquired assets included machinery & equipment, inventory and intangible assets which were used by the seller to manufacture and market mixing equipment for the rubber industry. The purchase price of 6,500,000 pounds sterling (approximately $10,855,000) was agreed through arms length negotiations between the Company and the Seller. Payment was made from available resources and a partial drawdown of the Company's worldwide credit facility with Chase Manhattan Bank. The purchase price is subject to reduction in the following circumstances: (a) any shortfall in the inventory valuation and (b) by one pound sterling for every one pound sterling that the 1998 profits, as defined in the agreement, are less than 1,000,000 pounds sterling (approximately $1,670,000). Farrel Shaw will continue to utilize the acquired assets in the manufacture and marketing of mixing equipment for the rubber industry.

Item 7 - Financial Statements and Exhibits

         (a) Financial Statements

             The Company is making a request of the Commission for permission to omit the filing of financial information relative to the acquired assets based on unavailability of such information.

         (c) Exhibits

             EXHIBIT 2.1 ITEM 601 OF S-K
             Sale and purchase agreement of the Francis Shaw Rubber Machinery Business dated December 4, 1997 between Francis Shaw & Co. Limited, Francis Shaw Rubber Machinery Limited, PRC Fabrications Limited, EIS Group PLC, Farrel Bridge Limited and Farrel Limited ("Purchase Agreement"). Pursuant to Item 602(b)(2) of Regulation S-K, the schedules to the Purchase Agreement are omitted. A list of such schedules appears in the table of contents to the purchase agreement included herewith. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedules to the commission upon request.

             EXHIBIT 20.1 ITEM 601 OF S-K
             Press Release: December 19, 1997 Farrel Corporation
                  announces Acquisition of Francis Shaw Rubber Machinery.

             EXHIBIT 20.2 ITEM 601 of S-K
             Press Release: December 4, 1997 Farrel Corporation announces conditional contract to acquire Francis Shaw Rubber Machinery.

                             Exhibit Index

Exhibit
  NO.          DOCUMENT

2.1 Sale and purchase agreement of the Francis Shaw Rubber Machinery Business dated December 4, 1997 between Francis Shaw & Co. Limited, Francis Shaw Rubber Machinery Limited, PRC Fabrications Limited, EIS Group PLC, Farrel Bridge Limited and Farrel Limited ("Purchase Agreement"). Pursuant to Item 602(b)(2) of Regulation S-K, the schedules to the Purchase Agreement are omitted. A list of such schedules appears in the table of contents to the purchase agreement included herewith. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedules to the commission upon request.

20.1 Press Release: December 19, 1997 Farrel Corporation announces Acquisition of Francis Shaw Rubber Machinery.

20.2 Press Release: December 4, 1997 Farrel Corporation announces conditional contract to acquire Francis
          Shaw Rubber Machinery.

                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FARREL CORPORATION


Date:   January 5, 1998                    /s/ Rolf K. Liebergesell
                                         ------------------------------
                                         Rolf  K.  Liebergesell
                                         Chief  Executive  Officer,
                                         President and Chairman of the Board